                                                                  EX-10.5


                           SECOND AMENDMENT TO AMENDED AND
                         RESTATED FACILITY B CREDIT AGREEMENT

    THIS SECOND AMENDMENT TO AMENDED AND RESTATED FACILITY B CREDIT AGREEMENT (this "AMENDMENT"), dated as of October 10, 1997, is entered into among Crown Pacific Limited Partnership, a Delaware limited partnership (the "COMPANY"), the several financial institutions from time to time party to the Credit Agreement referred to below (collectively, the "BANKS"; individually, a "BANK"), Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "AGENT"), and ABN AMRO Bank, N.V. and Societe Generale, as co-agents for the Banks (in such capacity, the "CO-AGENTS").

                                       RECITALS

    WHEREAS, the Company, the Banks, the Co-Agents and the Agent are parties to the Amended and Restated Facility B Credit Agreement dated as of July 31, 1996, as amended by the First Amendment to Amended and Restated Facility B Credit Agreement dated as of March 31, 1997 (as so amended, the "CREDIT AGREEMENT"), pursuant to which the Banks, the Swingline Bank and the Issuing Bank have extended certain credit facilities to the Company;

    WHEREAS, the Company, the Banks, the Co-Agents and the Agent now hereby wish to amend the Credit Agreement in certain respects, all as set forth in greater detail below;

    NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                             AGREEMENT

    1.   DEFINED TERMS.     Unless otherwise defined herein, capitalized
terms used herein shall have the meanings assigned to them in the Credit Agreement.

    2. AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended as follows:

        (a) The definition of "REVOLVING TERMINATION DATE" shall be amended by deleting the date "September 30, 1999" and inserting in its stead the date "September 30, 2000".

        (b) The definition of "PERMITTED BUSINESS" shall be deleted, and in its stead, the definition shall read:

             "PERMITTED BUSINESS" means (i) any business engaged in by the Company on the Closing Date; (ii) any business substantially similar or related to any such business, which shall include any business in the forest products industry, provided that any activity shall cease to be a Permitted Business if it causes or would cause more than 25% of the Company's assets on a consolidated basis valued at book value to be devoted to pulp or paper manufacturing; and
        (iii) any non-forest products business that is acquired as an incidental part of an acquisition of a Person or substantially all of a Person's assets engaged primarily in the forest products industry, so long as the Company sells or otherwise disposes of the assets involved in such other business as soon as practicable after such acquisition but in any event within one year after such acquisition.

        (c) The definition of "CASH FLOW" shall be deleted, and in its stead, the definition shall read:

              "CASH FLOW" means, at any date of determination, the sum of the following calculated for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarter period ending on the last day of the most recent quarter for which financial reports pursuant to subsections 7.1(a) and (b) and a certificate pursuant to subsection 7.2(b) have been delivered: (i) EBITDA for such period;
        (ii) PLUS the Net Proceeds from the sale or other disposition of assets permitted under subsections 8.2(a), (b), (c), (d) or (f)(ii)(C) during such period, to the extent not otherwise included in determining EBITDA, plus Permitted Inclusions; (iii) PLUS or MINUS, as applicable, in connection with any businesses (other than timberland covered by clause (iv) below) acquired by the Company within such period, an amount equal to a good faith estimate of such additional amounts that would be included in determining EBITDA had such businesses been owned by the Company for the entirety of such period, as certified with reasonable accompanying detail by the Chief Financial Officer of the Company based upon such Chief Financial Officer's good faith estimates of applicable revenues and expenses arising from such businesses, and (iv) PLUS or MINUS, as applicable, in connection with any timberland acquired by the Company within such period, an amount equal to a good faith estimate of such additional amounts that would be included in determining EBITDA had such timberlands been owned by the Company for the entirety of such period, as certified with reasonable accompanying detail by the Chief Financial Officer of the Company based upon such Chief Financial Officer's good faith estimates of applicable revenues and expenses arising from such timberlands and assuming aggregate timber harvests in an amount that does not require proceeds to be placed in an escrow account pursuant to Section 8.4.

        (d) The definition of "PRO FORMA CONSOLIDATED CASH FLOW" shall be amended, so that the word "and" at the end of (v) and the entire paragraph
(vi) shall be deleted, and the following paragraphs will be inserted in their stead:

             (vi) PLUS and MINUS, as applicable, in connection with any businesses (other than timberlands covered by clause (vii) below) to be acquired by the Company with the proceeds of a Loan or previously acquired within such quarters, an amount equal to a good faith estimate of such additional amounts that would be included in clauses
        (i), (ii), (iii) and (iv) above had such businesses been owned by the Company for the entirety of such four fiscal quarters, as certified with reasonable accompanying detail by the Chief Financial Officer of the Company based upon such Chief Financial Officer's good faith estimates of applicable revenues and expenses arising from such businesses; and

            (vii) PLUS and MINUS, as applicable, in connection with any timberland to be acquired by the Company with the proceeds of a Loan or previously acquired within such four fiscal quarters, an amount equal to a good faith estimate of such additional amounts that would be included in clauses (i), (ii), (iii) and (iv) above had such timberlands been owned by the Company for the entirety of such four fiscal quarters, as certified with reasonable accompanying detail by the Chief Financial Officer of the Company based upon such Chief Financial Officer's good faith estimates of applicable revenues and expenses arising from such timberlands and assuming aggregate timber harvests in an amount that does not require proceeds to be placed in an escrow or cash collateral account pursuant to Section 8.4.

        (e) The definition of "INTEREST EXPENSE" shall be deleted, and in its stead, the definition shall read:

             "INTEREST EXPENSE" means, at any date of determination, the sum of the following calculated for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarter period ending on the last day of the most recent quarter for which financial reports pursuant to subsection 7.1(a) and a certificate pursuant to subsection 7.2(b) have been delivered: (a) the interest expense of the Company and its Subsidiaries, PLUS (b) the additional interest expense that would have accrued on the Indebtedness incurred to acquire businesses or timberland described in clauses (iii) or (iv) of the definition of "Cash Flow" had such Indebtedness been outstanding for the full four fiscal quarter period, based upon the interest rate applicable on such date of determination to such Indebtedness (unless a higher interest rate is scheduled to apply during the next four fiscal quarters, in which case such higher interest rate shall be employed for such portion of the prior four fiscal quarters as is scheduled to apply during the next four fiscal quarters).

        (f) The definition of "SENIOR DEBT" shall be deleted, and in its stead, the definition shall read:

             "SENIOR DEBT" means, as to the Company, as of any date of determination, without duplication, all outstanding unsecured Indebtedness of the Company of the type described in clauses (a) or (b) of the definition of Indebtedness herein, and all Indebtedness represented by the Senior Notes, this Agreement (including L/C Obligations) and the Facility A Credit Agreement, but not including any subordinated Indebtedness.

        (g) Subsection 7.5(f) shall be deleted and the following inserted in its stead:

             (f) investments or Acquisitions not otherwise permitted hereunder in a Person as long as (w) after giving effect to such investment or Acquisition, the Company remains engaged in a Permitted Business on a consolidated basis, (x) such Person is domiciled in, and substantially all of its assets are located in, the United States, Canada, Mexico or New Zealand, (y) such investments do not exceed in the aggregate an amount (the "ANNUAL INVESTMENT AMOUNT") equal to (i) in calendar year 1996, $10,000,000 and (ii) in each calendar year thereafter, the sum of (A) the Annual Investment Amount for the preceding calendar year PLUS
        (B) an increase equal to the percentage increase, if any, in the CPI for such preceding calendar year, multiplied by such Annual Investment Amount, and (z) the cumulative amount of such investments during the term of this Agreement shall not exceed an amount
        (the "CUMULATIVE INVESTMENT AMOUNT") equal to (i) $51,500,000
        PLUS (ii) an increase equal to the percentage increase, if any, in the CPI from January 1, 1996 to the date of determination, multiplied by such Cumulative Investment Amount; and

        (h) Schedule 2 to the Form of Compliance Certificate shall be replaced with Schedule 2 attached hereto.

    3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Agent, the Co-Agents and the Banks as follows:

        (a)  No Default or Event of Default exists.

        (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary partnership and corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, without defense, counterclaim or offset.

        (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct as though made on and as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date).

        (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, any of the Co-Agents, any Banks or any other Person.

    4. EFFECTIVE DATE. This Amendment will become effective on the date that the Agent has received from the Company and the Required Banks a duly executed original of this Amendment.

    5. RESERVATION OF RIGHTS. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

    6.  MISCELLANEOUS.

        (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

        (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

        (c) This Amendment shall be governed by, and construed in accordance with, the law of the State of California; provided, however, that the Agent and the Banks shall retain all rights arising under federal law.

        (d) This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts taken together shall be deemed to constitute but one and the same instrument.

        (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto.

        (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, or the Credit Agreement, respectively.

        (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                       CROWN PACIFIC LIMITED PARTNERSHIP, a
                                       Delaware limited partnership

                                       By: CROWN PACIFIC MANAGEMENT LIMITED
                                           PARTNERSHIP, a Delaware limited
                                           partnership,
                                           its general partner


                                       By:
                                           --------------------------------

                                       Title:
                                              -----------------------------


                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Agent


                                       By:
                                           --------------------------------

                                       Title:
                                              -----------------------------


                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as a Bank, as the
                                       Swingline Bank and as the Issuing Bank


                                       By:
                                           --------------------------------

                                       Title:
                                              -----------------------------

                                       ABN AMRO BANK N.V., as Co-Agent and as a
                                       Bank


                                       By:
                                           --------------------------------

                                       Title:
                                              -----------------------------


                                       By:
                                           --------------------------------

                                       Title:
                                              -----------------------------


                                       SOCIETE GENERALE, as Co-Agent and as
                                       a Bank


                                       By:
                                           --------------------------------

                                       Title:
                                              -----------------------------


                                       BANK OF MONTREAL


                                       By:
                                           --------------------------------

                                       Title:
                                              -----------------------------


                                       THE BANK OF NOVA SCOTIA


                                       By:
                                           --------------------------------

                                       Title:
                                              -----------------------------

                                       BANQUE PARIBAS


                                       By:
                                           --------------------------------

                                       Title:
                                              -----------------------------


                                       By:
                                           --------------------------------

                                       Title:
                                              -----------------------------

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:
                                           --------------------------------

                                       Title:
                                              -----------------------------

                                       KEYBANK NATIONAL ASSOCIATION


                                       By:
                                           --------------------------------

                                       Title:
                                              -----------------------------


                                       WELLS FARGO BANK, N.A.


                                       By:
                                           --------------------------------

                                       Title:
                                              -----------------------------

                                   SCHEDULE 2

                       CROWN PACIFIC LIMITED PARTNERSHIP
                            COMPLIANCE CERTIFICATE*

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
2.7(a)(v)   Clean-Up Period                    Identify the period of 30 consecutive days during the
                                               immediately preceding 12 calendar months ending
                                               month-day-year during which the Effective Amount of
                                               Syndicated Loans and Swingline Loans was $0

8.1(g)      Judgment or Judicial attachment    Maximum allowed
            liens                                                                                        $    5,000,000

                                               Outstanding at month-day-year

8.1(i)      Purchase money security interests  Maximum allowed                                           $   25,000,000

                                               Outstanding at month-day-year

8.2(c)      Sales of assets                    Maximum allowed ("Annual Sales Amount") in
                                               (1) 1996 calendar year                                    $   10,000,000
                                               (2) each calendar year thereafter:
                                                   (a) Annual Sales Amount for preceding calendar year   $
                                                                                                        ----------------
                                                   (b) percentage increase in the CPI for preceding
                                                       calendar year                                                    %
                                                                                                        ----------------
                                                   (c) (a) multiplied by (b)                             $
                                                                                                        ----------------
                                                   (d) sum of (a) plus (c) (Annual Sales Amount for
                                                       such calendar year)                               $
                                                                                                        ----------------

               ACTUAL
SECTION        AMOUNT
----------  -------------
2.7(a)(v)
            from
            to
8.1(g)
            $
            -------------
8.1(i)
            $
            -------------
8.2(c)

------------------------

* [The calculations set forth in this form of Compliance Certificate are by necessity less detailed than those contained in the Credit Agreement. In the event of any conflict between this Compliance Certificate and the Credit Agreement, the Credit Agreement shall in all cases prevail.]

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
                                               Cumulative dispositions from Closing Date through
                                               month-day-year

                                               Maximum allowed during term of Agreement

                                               (1) Basic amount                                          $   51,500,000
                                               (2) percentage increase in the CPI from January 1, 1996
                                                   to date of determination (month-day-year)                           %
                                                                                                        ----------------
                                               (3) (1) multiplied by (2)                                 $
                                                                                                        ----------------
                                               (4) sum of (1) plus (3)                                   $
                                                                                                        ----------------
                                               Cumulative dispositions from Closing Date through
                                               month-day-year

8.2(e)      Exchanges of timberland            Maximum allowed for timberland during term of Agreement   $  400,000,000

                                               Cumulative exchanges through month-day-year

                                               Maximum allowed during term of Agreement for
                                               timberland received in exchange located in Canada,
                                               Mexico or New Zealand PLUS Net Proceeds invested in
                                               productive assets in such countries PLUS net proceeds
                                               of harvesting used to purchase timber or timberlands in
                                               such countries                                            $   50,000,000

                                               Actual amount of
                                               (1) timberland received in exchange located in Canada,
                                                   Mexicoor New Zealand
                                               (2) Net Proceeds invested in productive assets in such
                                                   countries
                                               (3) Net proceeds of harvesting used to purchase timber
                                                   ortimberlands in such countries
                                               (4) sum of (1), (2) and (3)

8.2(f)      Dispositions of assets not         Maximum Net Proceeds of disposition allowed at any time
            otherwise permitted                which are not applied to purchase assets or repay
                                               Senior Debt                                               $   25,000,000

                                               Cumulative dispositions through month-day-year

               ACTUAL
SECTION        AMOUNT
----------  -------------

            $
            -------------
8.2(e)      $
            -------------
            $
            -------------

            $
            -------------

            $
            -------------

            $
            -------------
            $
            -------------
8.2(f)

            $
            -------------

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
8.4         Planned Volume                     (1) Basic per annum amount (250 MMBF for 1996;
            [year-end only]                        thereafter based upon prior years' adjustments):

                                               (2) Annual Timber Increase [if applicable, to be
                                                   calculated for each year after 1996]:
                                                   (a) timber acquired by Company and Subsidiaries during
                                                       calendar year      (not including timber acquired
                                                       with the net proceeds of an excess harvest)                      MMBF
                                                   (b) timber sold by Company and its Subsidiaries during
                                                       such calendar year                                               MMBF
                                                   (c) (a) minus (b) (Annual Timber Increase for such
                                                       calendar year)

                                               (3) Estimated Percentage (Estimate of the number of
                                                   additional board feet of timber that will be harvested
                                                   by the Company and its Subsidiaries by virtue of the
                                                   acquisition of newly acquired standing timber that is
                                                   the basis of the Annual Timber Increase for the current
                                                   fiscal year, expressed as a percentage of such Annual
                                                   Timber Increase, but not to exceed 15%)

                                               (4) If applicable, Annual Timber Increase amount to be
                                                   added to current year Planned Volume--(3) multiplied by
                                                   (2)(c)

                                               (5) Annual Timber Decrease [if applicable, to be
                                                   calculated for each year after 1996]:
                                                   (a) Timber sold by the Company and its Subsidiaries
                                                       during calendar year                                        MMBF
                                                   (b) Timber acquired by the Company and its Subsidiaries
                                                       during such calendar year (not including timber
                                                       acquired with the net proceeds of excess harvest)           MMBF
                                                   (c) (a) minus (b) (Annual Timber Decrease for such
                                                       calendar year)

                                               (6) If applicable, percentage that such Annual Timber
                                                   Decrease ((5)(c)) represents as a percentage of the
                                                   inventory of standing timber owned by the Company and
                                                   its Subsidiaries at the end of the prior calendar year

                                               (7) If applicable, reduction in Planned Volume on
                                                   account of Annual Timber Decrease if the percentage set
                                                   forth in (6) above is 5% or greater or if the Asset
                                                   Coverage Ratio as computed below is less than 2.0:1.0 -
                                                   from 5(c) above

                                               (8) Planned Volume--(1) plus (3) or minus (7), as
                                                   applicable

               ACTUAL
SECTION        AMOUNT
----------  -------------
8.4
                     MMBF

                     MMBF

%
            -------------

                     MMBF

                     MMBF

%
            -------------

                     MMBF

                     MMBF

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
            Asset Coverage Ratio               (1) Wholesale value of Inventory:
            [year-end only]                        (a) Inventory at end of prior year [Insert detail
                                                       supporting computation of inventory of
                                                       standing timber]
                                                   (b) Retail value of (a) [Attach species and price
                                                       detail]
                                                   (c) 60% of (b)
                                               (2) Indebtedness at end of year (other than
                                                   Indebtedness under the Working Capital Facility)
                                               (3) Asset Coverage Ratio--
                                               (1) (c) to (2)

            Harvesting Restrictions/           (1) Maximum allowed for any one calendar year (150% of
            [year-end only]                        Planned Volume)                                                 MMBF

                                                   Volume harvested during calendar year ending month-
                                                   day-year

                                               (2) [1997 and thereafter] Maximum allowed for any two
                                                   consecutive calendar years (140% of Planned Volume)             MMBF

                                                   Volume harvested during preceding two calendar years
                                                   ending month-day-year

                                               (3) [1998 and thereafter] Maximum allowed for any three
                                                   calendar years (130% of Planned Volume)                         MMBF

                                                   Volume harvested during preceding three calendar years
                                                   ending month-day-year

                                               (4) [1999 and thereafter] Maximum allowed for any four              MMBF
                                                   consecutive calendar years (120% of Planned Volume)

                                                   Volume harvested during preceding four calendar years
                                                   ending month-day-year

8.5(f)      Loans & Investments not otherwise  Maximum allowed
            permitted                          (1) in 1996 calendar year                                 $   10,000,000
                                               (2) in each calendar year thereafter:
                                                   (a) Annual Investment Amount for the preceding calendar
                                                       year                                              $
                                                                                                        ----------------
                                                   (b) CPI for such preceding calendar year                            %
                                                                                                        ----------------
                                                   (c) (a) multiplied by (b) $
                                                                                                        ----------------

               ACTUAL
SECTION        AMOUNT
----------  -------------
                     MMBF
            $
            -------------
            $
            -------------
            $
            -------------
            $
            -------------
                     :1.0
                     MMBF
                     MMBF
                     MMBF
                     MMBF
                     MMBF
8.5(f)

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
                                               Cumulative investment for current calendar year through
                                               month-day-year

                                               Maximum allowed during term of this Agreement

                                               (1) Basic amount                                          $   51,500,000
                                               (2) Percentage increase in the CPI from January 1, 1996
                                                   to date of determination (month-day-year)                           %
                                                                                                        ----------------
                                               (3) (1) multiplied by (2)                                 $
                                                                                                        ----------------
                                               (4) sum of (1) plus (3)                                   $
                                                                                                        ----------------
                                               Cumulative investment through month-day-year

8.6(g)      Other ordinary course unsecured    Maximum allowed
            subordinated Indebtedness                                                                    $   10,000,000
                                               Outstanding at month-day-year

8.11        Restricted Payments                Available Cash:
                                               (1) cash receipts of Company from all sources during
                                                   fiscal quarter ending month-day-year
                                               (2) reduction with respect to such fiscal quarter in
                                                   cash reserves
                                               (3) amount available to be borrowed on the last day of
                                                   such fiscal quarter under the Credit Agreement
                                               (4) sum of (1), (2) and (3)
                                               (5) cash disbursements of Company during such fiscal
                                                   quarter
                                               (6) cash reserves established with respect to such
                                                   fiscal quarter and increase with respect to such fiscal
                                                   quarter in cash reserves
                                               (7) sum of (5) and (6)
                                               (8) excess of (4) over (7)

8.15        Cash Flow to Interest Expense      Cash Flow:
            Ratio
                                               (1) EBITDA

                                                   (a) Consolidated net income (or net loss) without
                                                       extraordinary losses or extraordinary gains

                                                   (b) Amounts treated as expenses for depreciation,
                                                       depletion and interest and amortization of intangibles

                                                   (c) Accrued taxes on or measured by income

               ACTUAL
SECTION        AMOUNT
----------  -------------

            $
            -------------

            $
            -------------
8.6(g)

            $
            -------------
8.11        $
            -------------

            $
            -------------

            $
            -------------

            $
            -------------
            $
            -------------

            $
            -------------

            $
            -------------
            $
            -------------
            $
            -------------
8.15

            $
            -------------

            $
            -------------
            $
            -------------

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
                                                   (d) sum of (a), (b) and (c)

                                               (2) Net Proceeds from disposition of assets under
                                                   subsections 8.2(a), (b), (c), (d), or (f)(ii)(c) to
                                                   the extent not otherwise included in EBITDA

                                               (3) Permitted Inclusions

                                               (4) additional amounts that would be included in
                                                   determining EBITDA had business (other than timberland)
                                                   acquired by Company within such four fiscal quarter
                                                   period been owned by Company (see attached for detail
                                                   as to such good faith estimate)

                                               (5) additional amounts that would be included in
                                                   determining EBITDA had timberland acquired by Company
                                                   within such four fiscal quarter period been owned by
                                                   Company (see attached for detail as to such good faith
                                                   estimate)

                                               (6) sum of 1(d) plus (2) plus (3) plus (4) plus (5)

                                               Interest Expense:

                                               (1) interest expense

                                               (2) additional interest expense that would have accrued
                                                   on Indebtedness, if any, incurred to acquire certain
                                                   businesses

                                               (3) additional interest expense that would have accrued
                                                   on Indebtedness, if any, incurred to acquire certain
                                                   timberlands

                                               (4) sum of (1) plus (2) plus (3)

                                               Ratio of Cash Flow to Interest Expense                        1.5 to 1.0

            Total Debt to Cash Flow Ratio      Total Debt

                                               Cash Flow (See Section 8.15 Cash Flow calculation)

                                               Applicable Margin
                                               Commitment Fee Percentage
                                               Letter of Credit Rate

                                               Total Debt to Cash Flow Ratio

            Pro Forma Consolidated Cash Flow   Pro Forma Consolidated Cash Flow
            Ratios
                                               (1) Cash Provided by Operating Activity

               ACTUAL
SECTION        AMOUNT
----------  -------------
            $
            -------------

            $
            -------------
            $
            -------------

            $
            -------------

            $
            -------------
            $
            -------------

            $
            -------------

            $
            -------------

            $
            -------------
            $
            -------------
                  :
            -------------
            $
            -------------
            $
            -------------
                        %
            -------------
                        %
            -------------
                        %
            -------------
                  :
            -------------

            $
            -------------

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
                                                   (a) cash receipts (excluding cash proceeds from
                                                       Interim Capital Transactions)
                                                   (b) (i)cash operating expenditures
                                                      (ii) cash debt service payments (other than
                                                           certain payments or prepayments of principal
                                                           and premium)
                                                     (iii) cash capital expenditures
                                                      (iv) sum of (i), (ii) and (iii)
                                                   (c) reductions less additions to certain cash reserves
                                                   (d) (a) minus (b)(iv) plus (c)

                                               (2) Cash debt service payments to extent subtracted in
                                                   determining Cash Provided by Operating Activity

                                               (3) Cash capital expenditures, except those relating to
                                                   Operating Capacity Acquisitions, Capital Additions and
                                                   Improvements and Interim Capital Transactions, to
                                                   extent subtracted in determining Cash Provided by
                                                   Operating Activity

                                               (4) Reductions minus additions to certain cash reserves

                                               (5) Additions minus reductions to certain cash reserves

                                               (6) In connection with any business to be acquired or
                                                   previously acquired within such four fiscal quarters,
                                                   an amount equal to good faith estimate of such
                                                   additional amounts that would be included in clauses
                                                   (1), (2), (3) and (4) above had such business been
                                                   owned by Company (see attached for detail as to such
                                                   good faith estimate)

                                               (7) In connection with any timberland to be acquired or
                                                   previously acquired within such four fiscal quarters,
                                                   an amount equal to good faith estimate of such
                                                   additional amounts that would be included in clauses
                                                   (1), (2), (3) and (4) above had such timberlands been
                                                   owned by Company (see attached for detail as to such
                                                   good faith estimate)

                                               (8) Sum of (1), (2), (3), (4) and (5) plus or minus, as
                                                   applicable, (6) and (7)

                                               Pro Forma Interest Expense

                                               (1) Interest expense payable during four fiscal quarter
                                                   period on all Indebtedness of Company and Subsidiaries

               ACTUAL
SECTION        AMOUNT
----------  -------------

            $
            -------------
            $
            -------------

            $
            -------------
            $
            -------------
            $
            -------------
            $
            -------------
            $
            -------------

            $
            -------------

            $
            -------------
            $
            -------------
            $
            -------------

            $
            -------------

            $
            -------------

            $
            -------------

            $
            -------------

                                                                                                             AMOUNT
SECTION                REQUIREMENT                                  COMPUTATIONS                        ALLOWED/REQUIRED
----------  ---------------------------------  -------------------------------------------------------  ----------------
                                               (2) Interest expense that would have been payable
                                                   during such four fiscal quarter period in respect
                                                   of any Indebtedness proposed to be incurred on such
                                                   date of determination, and Indebtedness incurred
                                                   after the end of such four fiscal quarter period
                                                   and before such date of determination

                                               (3) Sum of (1) and (2)

                                               Pro Forma Maximum Debt Service

                                               (1) Highest amount payable by Company and Subsidiaries
                                                   during any consecutive four fiscal quarters, in respect
                                                   of scheduled principal and interest with respect to all
                                                   Indebtedness of Company and Subsidiaries

                                               (2) Interest expense accrued on Facility B Loans during
                                                   the most recent four fiscal quarters

                                               (3) Sum of (1) and (2)

8.3, 8.6(i)                                    Pro Forma Consolidated Cash Flow to Pro Forma Interest
                                               Expense

7.4, 8.3,                                      Pro Forma Consolidated Cash Flow to Pro Forma Maximum
8.6(i)                                         Debt Service

               ACTUAL
SECTION        AMOUNT
----------  -------------

            $
            -------------
            $
            -------------

            $
            -------------

            $
            -------------
            $
            -------------
8.3, 8.6(8)
                  :
            -------------
7.4, 8.3,
8.6(i)            :
            -------------